UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.07    Submission of Matters to a Vote of Security Holders
At the annual meeting of shareholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 18, 2022, the shareholders of the Company voted on the following proposals:
1.    The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2023 annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	295,048,274	28,618,108	1,479,218	18,391,588
Nelson J. Chai	308,721,266	15,581,693	842,641	18,391,588
Ruby R. Chandy	324,117,266	742,343	285,991	18,391,588
C. Martin Harris	313,034,719	11,744,603	366,278	18,391,588
Tyler Jacks	317,259,441	7,581,796	304,363	18,391,588
R. Alexandra Keith	315,080,584	9,707,902	357,114	18,391,588
Jim P. Manzi	309,354,332	15,471,901	319,367	18,391,588
James C. Mullen	318,208,838	6,654,772	281,990	18,391,588
Lars R. Sørensen	299,506,746	24,324,464	1,314,390	18,391,588
Debora L. Spar	321,170,098	3,689,844	285,658	18,391,588
Scott M. Sperling	304,574,902	19,780,873	789,825	18,391,588
Dion J. Weisler	313,529,420	11,331,743	284,437	18,391,588

2.    A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	285,827,075
Against:	38,248,331
Abstain:	1,070,194
Broker Non-Votes:	18,391,588

3.    The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified.

For:	326,246,519
Against:	16,534,645
Abstain:	756,024

THERMO FISHER SCIENTIFIC INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 19, 2022	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President, General Counsel and Secretary

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